LONG-TERM LOANS	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about borrowings [abstract]
LONG-TERM LOANS
NOTE 11 – LONG-TERM LOAN

In September 2022, the Company entered into a loan agreement with BlackRock EMEA Venture and Growth Lending (previously Kreos Capital VII Aggregator SCSP) (“BlackRock”), with an aggregate principal amount of up to $40 million comprised of three tranches of up to $10 million, $20 million and $10 million. The Company drew down the initial tranche of $10 million following execution of the loan agreement in September 2022 and it drew down the second tranche of $20 million in April 2024, following fulfilment of the requisite milestones. The third tranche was available for drawdown until October 1, 2024, upon the achievement of certain milestones. No drawdown was made by the indicated date, and thus, availably of the third tranche under the facility was cancelled.

Each tranche of the loan carried a pre-defined interest-only payment period, followed by a loan principal amortization period of up to 36 months subsequent to the interest-only period. The interest-only periods were subject to possible extension based on certain pre-defined milestones. Borrowings under the financing bear interest at a fixed annual rate of 9.5% (~11.0%, including associated cash fees). As security for the loan, BlackRock received a first-priority secured interest in all Company assets, including intellectual property, and the Company undertook to maintain a $10 million minimum cash balance. In addition, BlackRock was entitled to mid-to-high single-digit revenue-based payments on motixafortide sales in the U.S., up to a pre-defined cap.

In November 2024, in connection with the Ayrmid License Agreement, the Company entered into an amendment to the loan Agreement with BlackRock. Pursuant to the amendment: (i) the Company made a payment of $16.5 million as partial repayment of the loan to BlackRock and in lieu of future revenue-based payments, which were fully cancelled, (ii) effective December 1, 2024, the Company began to pay the remaining amounts outstanding under the loan (in principal and interest) over a three-year period ending December 1, 2027, and (iii) the Company’s minimum cash balance requirement under the Loan Agreement was reduced to $4 million. In addition, pursuant to the amendment, 10% of any future milestone payments received by the Company from its out-licensing agreements through December 1, 2027 will be used to repay outstanding loan principal, and the repayments in (ii) above will be adjusted accordingly. All other terms of the Loan Agreement remain the same.

The above amendment met the criteria in IFRS 9 regarding a substantial modification of the terms of a financial liability. In accordance with this paragraph, such modification is to be accounted for as the extinguishment of the original financial liability and the recognition of a new financial liability, with the difference between the carrying amount of the derecognized financial liability, versus any consideration paid plus any new liability undertaken, recorded as interest expense or income in the statement of comprehensive loss. Accordingly, the above amendment resulted in approximately $4.0 million of interest expense in the fourth quarter of 2024.